Exhibit 99.1

News Release

Contacts:

Integra LifeSciences Holdings Corporation

Investor Relations:

Angela Steinway

(609) 936-2268

angela.steinway@integralife.com

Michael Beaulieu

(609) 750-2827

michael.beaulieu@integralife.com

Media:

Gianna Sabella

(609) 936-2389

gianna.sabella@integralife.com

Integra LifeSciences Completes Acquisition of TEI Biosciences and

TEI Medical

Plainsboro, New Jersey, July 20, 2015 – Integra LifeSciences Holdings Corporation (NASDAQ: IART - news), today announced that it has completed the acquisition of all of the outstanding shares of TEI Biosciences Inc. and TEI Medical Inc. (“TEI”).

“We are enthusiastic about the strategic fit of these two organizations, and the positive impact TEI has on both top and bottom-line metrics,” stated Peter Arduini, Integra’s President and Chief Executive Officer. “With this acquisition, we have a significant opportunity to build our platform and fuel a robust pipeline of regenerative products to accelerate Integra’s overall growth.”

“The combined organization will offer surgeons a leading regenerative technology platform for indications in soft tissue reconstruction and wound repair,” said Mark Augusti, Integra’s CVP and President, Orthopedics and Tissue Technologies. “In addition to TEI’s complementary call points in the wound care clinic and operating room, TEI’s products provide surgeons with different strength and handling characteristics.”

Glenn Coleman, Integra’s CVP and Chief Financial Officer added, “Strategically, the acquisition of TEI advances our plans to be a leader in regenerative technology, accelerates our entry into the diabetic foot ulcer market, expands our call point in wound care and tissue repair, and is accretive to our financial objectives.”

Integra announced this acquisition on June 28, 2015. Integra will provide further details regarding the financial impact of this acquisition on its second quarter 2015 financial results conference call, scheduled for July 30, 2015.

About Integra

Integra LifeSciences, a world leader in medical technology, is dedicated to limiting uncertainty for caregivers, so they can concentrate on providing the best patient care. Integra offers innovative solutions, including leading regenerative technologies, in specialty surgical solutions, orthopedics and tissue technologies. For more information, please visit www.integralife.com

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect Integra’s judgment as of the date of this release. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results, including, among other things, Integra’s ability to successfully integrate the TEI businesses into its own operations could affect the extent of the strategic benefits that Integra generates from this acquisition, and the impact of the acquisition on results of operations, including revenue growth and earnings per share; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; the Company’s ability to secure regulatory approval for products in development; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation or declining sales; reimbursement and rebate policies of government agencies and private payers as well as other healthcare compliance issues. In addition, the economic, competitive, governmental, technological and other factors identified under the heading “Risk Factors” included in Item 1A of Integra’s Annual Report on Form 10-K for the year ended December 31, 2014 and information contained in subsequent filings with the Securities and Exchange Commission could affect actual results. These forward-looking statements are made only as the date thereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.